UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2004

BAUSCH & LOMB INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bausch & Lomb Place, Rochester, NY		14604-2701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               On November 15, 2004, Bausch & Lomb Incorporated (the “Company”) filed a registration statement on Form S-4 (No. 333-120483) with respect to the exchange of up to $160,000,000 aggregate principal amount of its outstanding Floating Convertible Senior Notes due 2023 for an equal amount of its 2004 Senior Convertible Securities due 2023 and an exchange fee.  The exchange offer will expire on December 14, 2004 unless extended or earlier terminated.  At the same time, the Company filed a Schedule TO-I (File No. 005-20467) with respect to the exchange offer.  The registration statement and Schedule TO-I were amended on December 3, 2004. The following information is filed to amend and supplement the registration statement and will be incorporated by reference into an amendment to the Schedule TO-I, expected to be filed today.

Certain additional financial information.  The following financial data is presented as of the end and for the fiscal periods set forth below and is derived from the financial statements of the Company.  The financial data at September 25, 2004 and September 27, 2003 is unaudited, however, in the opinion of the Company’s management, all adjustments for the fair presentation of such information on a consolidated basis are included. Historical results and data are not indicative of the results and data which the Company expects for the full year or future periods.  You should read the following information in conjunction with the Company’s consolidated financial statements and accompanying notes as well as the management’s discussion and analysis of results of operations and financial information, all of which are incorporated by reference in the registration statement and Schedule TO-I.

	Nine Months (Unaudited)		Fiscal Year Ended
	Sept 25, 2004	Sept 27, 2003	Dec 27, 2003	Dec 28, 2002
Net income per share:

Basic Earnings (Loss) Per Share:
Before Cumulative Effect of Change in Accounting Principle	$2.04	$1.45	$2.39	$1.35
Cumulative Effect of Change in Accounting Principle	—	(0.02)	(0.02)	—
Basic Earnings Per Share	$2.04	$1.43	$2.37	$1.35

Average Shares Outstanding - Basic (000s)	52,955	53,213	53,019	53,832

Diluted Earnings (Loss) Per Share:
Before Cumulative Effect of Change in Accounting Principle	$2.00	$1.44	$2.36	$1.34
Cumulative Effect of Change in Accounting Principle	—	(0.02)	(0.02)	—
Diluted Earnings Per Share	$2.00	$1.42	$2.34	$1.34

Average Shares Outstanding - Diluted (000s)	54,167	53,486	53,491	53,997

The book value per share as of September 25, 2004 was $24.71 (basic) and $24.16 (diluted).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

By: /s/ Robert B. Stiles
Robert B. Stiles
Senior Vice President and General Counsel

Date: December 7, 2004